                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         KLLM TRANSPORT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         KLLM TRANSPORT SERVICES, INC.
                              135 RIVERVIEW DRIVE
                          RICHLAND, MISSISSIPPI 39218
                             ---------------------

                            NOTICE OF ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD MAY 26, 2000
                             ---------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of KLLM Transport Services, Inc., will be held in the Board Room, 4th Floor, AmSouth Plaza (formerly Deposit Guaranty Plaza), 210 East Capitol Street, Jackson, Mississippi, on Friday, May 26, 2000, at 10:00 a.m., Jackson time, for the purpose of considering and acting upon the following matters:

          1. Election of five directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

          2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 29, 2000.

          3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     The directors have fixed the close of business on April 7, 2000, as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting.

     The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                                          By order of the Board of Directors.

                                          /s/ JAMES LEON YOUNG

                                          Secretary

Date: May 1, 2000

     SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                         KLLM TRANSPORT SERVICES, INC.
                              135 RIVERVIEW DRIVE
                          RICHLAND, MISSISSIPPI 39218

                             ---------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD MAY 26, 2000

     The following information is furnished in connection with the Annual Meeting of Shareholders of KLLM Transport Services, Inc. (the "Company") to be held on Friday, May 26, 2000 at 10:00 a.m., Jackson time, in the Board Room, 4th Floor, AmSouth Plaza (formerly Deposit Guaranty Plaza), 210 East Capitol Street, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended December 31, 1999, accompanies this proxy statement. The annual report is not to be considered part of the proxy solicitation materials. Additional copies of the annual report, notice, proxy statement, and form of proxy may be obtained from the Company's Secretary, P. O. Box 6098, Jackson, Mississippi 39288.

     The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

     All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy material to their principals.

     The approximate date of mailing this proxy statement and the enclosed form of proxy is May 1, 2000. Shareholders of record at the close of business on April 7, 2000, are eligible to vote at the Annual Meeting. As of the record date, 4,103,478 shares of the Company's common stock were outstanding. Each is entitled to one vote on each issue to be considered at the Annual Meeting.

     Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                             ELECTION OF DIRECTORS

     The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than twelve. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at five. Unless otherwise specified, proxies will be voted FOR the election of the five nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is not available to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate. The directors recommend a vote (i) FOR the five nominees listed below. Nominees Jack Liles, James Leon Young, Walter P. Neely, Leland R. Speed and David L. Metzler are now directors of the Company.

NOMINEES FOR DIRECTOR

     The table below sets forth certain information regarding the nominees for election to the Board of Directors:

                                                   PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR THE
NAME AND POSITION                           AGE       PAST FIVE YEARS AND TENURE WITH THE COMPANY
-----------------                           ---    -------------------------------------------------
Jack Liles................................  49    Employee of the Company since 1974; Chairman of the
  Chairman of the Board, President, and           Board since March, 1999; President and Chief
  Chief Executive Officer                         Executive Officer since 1998; Vice
                                                  President -- Sales and Marketing from 1996 to 1998;
                                                  President -- Rail Services from 1994 to 1996; Vice
                                                  President -- Sales and Marketing -- West from 1990
                                                  to 1994; Vice President-Marketing from 1986 to 1990;
                                                  Director since 1998.
James Leon Young..........................  69    Attorney, Young, Williams, Henderson & Fuselier,
  Secretary and Director                          P.A., Jackson, Mississippi; Director since 1965;
                                                  Secretary since 1982.
Walter P. Neely...........................  55    Professor of Finance, Millsaps College, Jackson,
  Director                                        Mississippi; Private Consultant, Trustee,
                                                  Performance Funds Trust, New York, New York, since
                                                  1992; Director since 1986.
Leland R. Speed...........................  67    Chairman and Director of Delta Industries, Inc. from
  Director                                        1979 to present; Trustee of EastGroup Properties,
                                                  Inc. from 1978 to present; Chairman of EastGroup
                                                  Properties, Inc. from 1993 to present; Chief
                                                  Executive Officer of EastGroup Properties, Inc. from
                                                  1993 to 1997; President and Director of EB, Inc.
                                                  from 1993 to 1996; Director of Farm Fish, Inc. from
                                                  1982 to present; Director of ChemFirst, Inc. from
                                                  1968 to present; President and Director of LNH REIT,
                                                  Inc. from 1991 to 1996; Director of Mississippi
                                                  Valley Gas Co. from 1984 to present; Chairman of
                                                  Parkway Properties, Inc. from 1993 to present; Chief
                                                  Executive Officer of Parkway Properties, Inc. 1993
                                                  to 1997; Director since 1995.
David L. Metzler..........................  56    Chairman and President of Carlisle Carrier Corp.,
  Director                                        Mechanicsburg, Pennsylvania since 1989; Director of
                                                  Raffles Insurance Ltd. since 1994; First Vice
                                                  President of Raffles Insurance Ltd. since 1998;
                                                  Member of the Executive Committee of Raffles
                                                  Insurance Ltd. since 1998; Member of the Long Range
                                                  Planning Committee of Raffles Insurance Ltd. since
                                                  1996; Member of the Finance Committee of Raffles
                                                  Insurance Ltd. since 1995; Director since February,
                                                  2000.

STOCK OWNERSHIP

     The following table indicates the beneficial ownership as of April 7, 2000, unless otherwise indicated below, of the Company's common stock by each nominee and director, the CEO and the two most highly compensated executive officers other than the CEO, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, and by all directors and executive officers of the Company as a group.

                                                            AMOUNT AND NATURE OF
                 NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     PERCENT OF CLASS
                 ------------------------                   --------------------     ----------------
William J. Liles, Jr......................................          626,163(1)       15.3%
  Marital Trust
Jack Liles................................................          699,644(2)       17.0%
Wynne Liles Appleton......................................          689,354(3)       16.8%
B. C. Lee, L.P............................................          400,000(4)       9.75%
Benjamin Clinton Lee, III.................................          400,000(5)       9.75%
Ruth Ann Lee Lyles........................................          400,000(6)       9.75%
J. Tayloe Simmons, Jr., Esq...............................          400,000(7)       9.75%
James Leon Young..........................................           18,450(8)       Less than 1%
Walter P. Neely...........................................           10,346(9)       Less than 1%
Leland R. Speed...........................................            5,783          Less than 1%
David L. Metzler..........................................              300          Less than 1%
Nancy M. Sawyer...........................................           24,764(10)      Less than 1%
Steven L. Dutro...........................................            9,885(11)      Less than 1%
Brinson Partners, Inc.....................................          374,131(12)      9.1%
UBS AG....................................................          374,131(12)      9.1%
Dimensional Fund Advisors, Inc............................          316,098(13)      7.70%
Franklin Resources, Inc...................................          295,900(14)      7.2%
Charles B. Johnson........................................          295,900(14)      7.2%
Rupert H. Johnson, Jr.....................................          295,900(14)      7.2%
Franklin Advisory Services, LLC...........................          295,900(14)      7.2%
Robert E. Low.............................................          544,750(15)      13.3%
Officers & Directors, as a Group (7 persons)..............          769,172(16)      18.6%

---------------

 (1) Mr. William J. Liles, Jr. passed away on February 11, 1996. The address for the Trust is 112 Meadowbrook North, Jackson, Mississippi 39211. Jack Liles and Wynne Liles Appleton are Co-Trustees of the Trust.
 (2) The address for Mr. Liles is P. O. Box 6098, Jackson, Mississippi 39288. 626,163 shares are owned by the William J. Liles, Jr. Marital Trust of which Mr. Liles is Co-Trustee. 54,237 shares are owned by the William J. Liles, Jr. Family Trust in which Mr. Liles has an indirect pecuniary interest. 824 shares are owned by Mr. Liles' wife. 3,590 shares are owned by trusts set up for the benefit of Mr. Liles' two sons of which Mr. Liles is the Trustee. 61 shares are unissued but are subject to an option that is exercisable at any time prior to June 30, 2007. 460 shares are unissued but are subject to an option that is exercisable at any time prior to February 15, 2003. 10,000 shares are unissued but are subject to an option that is exercisable at any time prior to July 22, 2003.
 (3) The address for Mrs. Appleton is 1503 Scott Avenue, Winnetka, Illinois 60093. 54,237 shares are owned by the William J. Liles, Jr. Family Trust in which Mrs. Appleton has an indirect pecuniary interest. 626,163 shares are owned by the William J. Liles, Jr. Marital Trust of which Mrs. Appleton is Co-

Trustee. 3,590 shares are owned by trusts set up for the benefit of Mrs. Appleton's two daughters of which Mrs. Appleton is the Trustee. 1,290 shares are owned by Mrs. Appleton's husband.
 (4) Mr. Benjamin C. Lee, Jr. passed away on August 31, 1998. The current address for the Limited Partnership is c/o J. Tayloe Simmons, Jr., Esq., Managing General Partner, 501 South State Street, Jackson, Mississippi 39201. Sole voting power and sole dispositive power are claimed as to all shares. On July 3, 1998, the Limited Partnership was organized with Mr. Benjamin C. Lee, Jr., Mr. Benjamin Clinton Lee, III and Mrs. Ruth Ann Lee Lyles, as General Partners. Mr. Benjamin C. Lee, Jr. contributed to the Limited Partnership, among other things, 400,000 shares of the Company's common stock. Mr. Benjamin C. Lee, Jr.'s equity interest in the Limited Partnership is now owned by his Estate, the Estate of Benjamin C. Lee, Jr., represented by J. Tayloe Simmons, Jr., Esq., Executor. Mr. Simmons replaced Mr. Benjamin C. Lee, Jr. as a General Partner of the Limited Partnership.
 (5) The address for Mr. Lee is 109 Lakepointe, Madison, Mississippi 39110. Shared voting power and shared dispositive power are claimed as to all shares. See Footnote 4 for further information.
 (6) The address for Mrs. Lyles is 1085 Cemetery Lane, Aspen, Colorado 81611. Shared voting power and shared dispositive power are claimed as to all shares. See Footnote 4 for further information.
 (7) The address for Mr. Simmons is 501 South State Street, Jackson, Mississippi 39201. Shared voting power and shared dispositive power are claimed as to all shares. On July 3, 1998, B.C. Lee, L.P. was organized with Mr. Benjamin
     C. Lee, Jr., Mr. Benjamin Clinton Lee, III and Mrs. Ruth Ann Lee Lyles, as General Partners. Mr. Benjamin C. Lee, Jr. contributed to the Limited Partnership, among other things, 400,000 shares of the Company's common stock. Mr. Benjamin C. Lee, Jr. passed away on August 31, 1998. Mr. Benjamin C. Lee, Jr.'s equity interest in the Limited Partnership is now owned by his Estate, the Estate of Benjamin C. Lee, Jr., represented by Mr. Simmons. Mr. Simmons replaced Mr. Benjamin C. Lee, Jr. as a General Partner of the Limited Partnership.
 (8) 5,000 shares are jointly owned with Mr. Young's wife.
 (9) 2,499 shares are jointly owned with Dr. Neely's wife.
(10) 2,166 shares are unissued but are subject to an option that is exercisable at any time prior to February 15, 2008. 1,958 shares are unissued but are subject to an option that is exercisable at any time prior to June 30, 2007. 19,500 shares are owned jointly with her husband. 570 shares are owned by her husband.
(11) 5,000 shares are jointly owned with Mr. Dutro's wife. 3,167 shares are unissued but are subject to options that are exercisable at any time prior to March 19, 2002. 1,603 shares are unissued but are subject to an option that is exercisable at any time prior to February 15, 2008. 115 shares are unissued but are subject to an option that is exercisable at any time prior to June 30, 2007.
(12) Ownership is as of December 31, 1999. Sole voting and shared dispositive power are claimed as to all shares. The address for Brinson Partners, Inc. is 209 South LaSalle, Chicago, Illinois 60604 -1295. The address for UBS AG is Bahnhofstrasse 45 8021, Zurich, Switzerland. Beneficial ownership of all shares is disclaimed.
(13) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Ownership is as of December 31, 1999. Beneficial ownership of all shares is disclaimed. Sole voting power and sole dispositive power are claimed as to all shares.
(14) The address for Franklin Resources, Inc., Charles B. Johnson, and Rupert H. Johnson, Jr. is 777 Mariners Island Boulevard, San Mateo, California 94404. The address for Franklin Advisory Services, LLC is One Parker Plaza, Sixteenth Floor, Ft. Lee, New Jersey 07024. Sole voting power and sole dispositive power are claimed by Franklin Advisory Services, LLC as to all shares. Franklin Resources, Inc. is the parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of the parent holding company, and Franklin Advisory Services, LLC is the investment advisor. Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC disclaim any economic interest or beneficial ownership in any of the shares. Ownership is as of December 31, 1999.
(15) Based on Schedule 13D filed April 6, 2000, Mr. Low, Richard D. Hoedl and C. Stephen Wutke comprise a group under Section 13d of the Securities Exchange Act of 1934, as amended. Includes 539,600 shares to which Mr. Low claims sole voting and sole dispositive power, 4,150 shares as to which Mr. Hoedl claims sole voting and sole dispositive power and 1,000 shares as to which Mr. Wutke claims sole voting and sole dispositive power. The address for Mr. Low is 2740 North Mayfair, Springfield, Missouri 65803.
(16) 19,530 shares are unissued but are subject to options exercisable at various times.

MANAGEMENT

     The executive officers of the Company are as follows:

                                                      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NAME, POSITION AND TENURE WITH THE COMPANY  AGE                 FOR THE PAST FIVE YEARS
------------------------------------------  ---       --------------------------------------------
Jack Liles................................  49    See table under Election of Directors .
  Chairman of the Board, President, and
  Chief Executive Officer
James Leon Young..........................  69    See table under Election of Directors.
  Secretary and Director
Steven L. Dutro...........................  44    Employee of the Company since 1986; Senior Vice-
  Senior Vice-President and Chief                 President since 1999; Chief Financial Officer since
  Financial Officer                               1998; Acting Chief Financial Officer from 1997 to
                                                  1998; Vice-President of Finance, Profitability and
                                                  Planning from 1995 to 1997; Vice-President of
                                                  Finance from 1994 to 1995; Director of Finance from
                                                  1993 to 1994; Controller from 1986 to 1992.
Nancy M. Sawyer...........................  55    Employee of the Company since 1995; Senior Vice-
  Senior Vice-President and Chief                 President since 1999, Chief Operating Officer since
  Operating Officer                               1998; President of Vernon Sawyer operations from
                                                  1995 to December, 1998; Vice-President of Operations
                                                  of Vernon Sawyer, Inc. from 1964 to 1995;
                                                  Secretary-Treasurer of Vernon Sawyer, Inc. from 1986
                                                  to 1995.

The executive officers have no particular terms of office. They each serve at the discretion of the Board of Directors.

CERTAIN TRANSACTIONS

     In the following three paragraphs, the "Company" includes the Company's subsidiaries.

     On January 1, 1978, the Company entered into a ground lease with Mr. Lee (now deceased) and Mr. Liles (now deceased), for part of the real property on which the Company's Richland, Mississippi, terminal and corporate headquarters are located. In 1986, this lease was renegotiated to include contiguous property acquired by Mr. Lee and Mr. Liles, with the lease term commencing January 31, 1986, and expiring January 31, 2006 ("the 1986 Lease"). The monthly rental payments for the term of the 1986 Lease are $3,000. In the opinion of the disinterested members of the Board of Directors, the rental payments under the lease were on terms no less favorable to the Company than those available from unrelated third parties. During the year ended December 31, 1999, total lease payments were $36,000.

     On December 31, 1991, Messrs. Liles and Lee granted the Company an option to purchase the land covered by the 1986 Lease for $390,257 when that lease expires in 2006. In the opinion of the disinterested members of the Board of Directors, the option to purchase the land covered by the 1986 Lease was on terms no less favorable to the Company than those available from unrelated third parties.

     James Leon Young, who is a director of the Company, is a shareholder and officer in the Jackson, Mississippi, law firm of Young, Williams, Henderson & Fuselier, P.A., general counsel to the Company. During the year ended December 31, 1999, the Company paid Young, Williams, Henderson & Fuselier, P.A., fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

COMMITTEES AND MEETING DATA

     The standing Audit Committee of the Board of Directors consists of Dr. Neely (Chairman), Mr. Young and Mr. Speed. The Audit Committee recommends auditors for the Company, oversees the Company's accounting functions and is the Board's liaison with the Company's independent auditors. The Audit Committee met two times in the year ended December 31, 1999, and meets at least once annually to review the reports of the Company's independent auditors and to review the Company's internal accounting procedures.

     The Compensation Committee of the Board of Directors consists of Mr. Speed (Chairman), Mr. Young and Mr. Metzler.

     The Compensation Committee reviews the compensation for the officers of the Company. The Compensation Committee did not meet in the year ended December 31, 1999. The functions of the Compensation Committee were performed by the full Board of Directors during 1999 after Mr. C. Tom Clowe, Jr. (former Chairman of the Committee) ceased to be a director.

     The Company does not have a nominating committee.

     During the year ended December 31, 1999, the Board of Directors met on seven occasions.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to the Company's two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the year ended December 31, 1999, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1999, January 1, 1999, January 2, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                          ----------------
                                                                 ANNUAL COMPENSATION                 LTIP        ALL
                                                              -------------------------              PAY-       OTHER
                                                                      SALARY     BONUS    OPTIONS    OUTS    COMPENSATION
NAME AND PRINCIPAL POSITION                                   YEAR     ($)        ($)       (#)      ($)         ($)
---------------------------                                   ----   --------   -------   -------   ------   ------------
Jack Liles..................................................  1999   $160,000        --       --               $6,400(1)
  Chairman of the Board,                                      1998    127,916        --   26,380                  4,567
  President and CEO                                           1997    101,250   $30,974      183                  4,050
Nancy M. Sawyer.............................................  1999   $140,000        --       --               $5,600(1)
  Senior Vice President                                       1998    110,000        --    6,498                  4,400
  and Chief Operating Officer                                 1997    110,000   $79,518    5,875                  4,400
Steven L. Dutro.............................................  1999   $142,500        --       --               $5,700(1)
  Senior Vice President and                                   1998    116,666        --    4,810                  4,667
  Chief Financial Officer                                     1997     95,153   $54,362      345                  3,806

---------------

(1) Comprised of matching contributions by the Company to the officer's 401(k) Retirement Plan Account.

     The Company has no employment agreements with its executive officers.

     Effective December 30, 1999, Mr. Liles entered into a Change In Control Agreement with KLLM, Inc., the wholly owned subsidiary of the Company. The term of the Change In Control Agreement began December 30, 1999 and continues until December 30, 2000. If Mr. Liles' employment with KLLM, Inc. is terminated within twelve months after a "change in control" due to (i) Mr. Liles' termination by KLLM, Inc. without "cause" or (ii) Mr. Liles' resignation for "good reason," then KLLM, Inc. will pay to Mr. Liles a bonus equal to but not less than 200% of his gross annual salary as of December 30, 1999, in cash, less applicable withholding taxes. The bonus shall be due and payable on the date Mr. Liles' employment is terminated as described above. Mr. Dutro and Ms. Sawyer entered into Change In Control Agreements identical to Mr. Liles' Change In Control Agreement.

DIRECTOR COMPENSATION

     Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. Non-employee directors are now compensated with common stock of the Company pursuant to the KLLM Transport Services, Inc. 1998 Non-Employee Director Stock Compensation Plan. In 1999, Dr. Neely, Mr. Young and Mr. Speed received $12,500 worth of common stock for their services as directors, which included their services at all quarterly and special Board meetings. In 1999, Mr. C. Tom Clowe, Jr. received $4,167 worth of common stock for his service as a director during the first and second quarters of 1999. The Company's standard arrangement is to pay directors who are not also full-time employees of the Company $750 worth of common stock for each committee meeting attended as members and $1,000 worth of common stock for each committee meeting attended as chairman. In 1999, Dr. Neely, Mr. Young and Mr. Speed received common stock worth $2,000, $1,500 and $1,500, respectively, for their services at committee meetings attended.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The full Board of Directors (performing the functions of the Compensation Committee during 1999) approved increases in the salaries of some of the officers based on length of service, level of responsibility, and the particular performance of the officers in question. The Board determined that the salary of Jack Liles as Chairman of the Board, President and Chief Executive Officer would be $160,000 per year. The Compensation Committee generally provides incentives to executive officers through a bonus program which is linked to profit performance. Salaries are based on comparable salaries for similar positions in the industry.

     Jack Liles
     James Leon Young
     Walter P. Neely
     Leland R. Speed

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The functions of the Compensation Committee were performed by the full Board of Directors (Mr. Liles, Mr. Young, Dr. Neely and Mr. Speed) during 1999 after Mr. C. Tom Clowe, Jr. (former Chairman of the Committee) ceased to be a director. Mr. Liles is currently serving as Chairman of the Board, President and Chief Executive Officer. Mr. Liles has served as Chairman of the Board since March, 1999, and as President and Chief Executive Officer since 1998. Mr. Young is currently serving as Secretary and has served in such capacity since 1982. Additionally, Mr. Young is a shareholder and officer in the law firm of Young, Williams, Henderson & Fuselier, P.A., which acts as general counsel to the Company. During the year ended December 31, 1999, the Company paid Young, Williams, Henderson & Fuselier, P.A. fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

STOCK OPTION PLAN

     No grants of Stock Options were made by the Company and its subsidiaries during the year ended December 31, 1999.

     The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the year ended December 31, 1999, by each of the executive officers named in the Summary Compensation Table above; (b) the total number and value of all outstanding unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of December 31, 1999; and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option):

                        AGGREGATED OPTION/SAR EXERCISES
                     IN FISCAL YEAR ENDED DECEMBER 31, 1999
                   AND FISCAL YEAR-ENDED OPTION/SAR VALUES(1)

                                                                                  VALUE OF UNEXERCISED
                                                                 NUMBER OF            IN-THE-MONEY
                                                                UNEXERCISED         OPTIONS/SARS AT
                                                            OPTIONS/SARS AT FY-        FY-END ($)
                                                            END(#)EXERCISABLE/        EXERCISABLE/
NAME                                                         UNEXERCISABLE(2)        UNEXERCISABLE
----                                                        -------------------   --------------------
Jack Liles................................................        10,061                   $0
  Chairman of the Board,                                          16,502                   $0
  President and CEO
Nancy M. Sawyer...........................................         1,958                   $0
  Senior Vice President and                                       10,415                   $0
  Chief Operating Officer
Steven L. Dutro...........................................         3,282                   $0
  Senior Vice President and                                        5,040                   $0
  Chief Financial Officer

---------------

(1) Not included in this table are options granted pursuant to the Company's Employee Stock Purchase Plan which are made available to all employees on an equal basis. For a detailed discussion of the extent of the executive officers' participation in the plan, see the discussion under the heading "Employee Stock Purchase Plan".
(2) The number listed represents the number of shares of the Company's common stock subject to all of the options held by the named officer.

EMPLOYEE STOCK PURCHASE PLAN ("ESPP")

     The Company has in place its Employee Stock Purchase Plan ("ESPP") pursuant to Section 423 of the Internal Revenue Code. The ESPP covers an aggregate of 133,333 shares of the Company's common stock. 69,917 shares are currently available for purchase under the ESPP. The purpose of the ESPP is to promote employee ownership in the Company. The Company believes that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. The ESPP is also designed to provide motivation for participating employees to remain in the employ of the Company and to give a greater effort on behalf of it.

     The Company's Board of Directors acts as Administrator of the ESPP. The Board does not receive any compensation from the ESPP. The Board of Directors may, in its sole discretion, amend or terminate the ESPP, except that a termination shall not affect any option granted under the ESPP and no amendment may be made to the ESPP without approval of the stockholders if the amendment would require the sale of more than 133,333 shares under the ESPP. Unless earlier terminated, the ESPP will terminate when all 133,333 shares reserved for the ESPP are sold.

     The ESPP permits eligible employees to purchase common stock in cash or through payroll deductions that cannot exceed 20% of the employee's regular base salary. Participants may purchase between 10 and 300 shares each year pursuant to the ESPP, and if the number of shares subscribed for exceeds the number of shares available in the ESPP, the purchase will be made pro rata. There are restrictions on purchase of shares by owners of five percent of the voting stock of the Company and holders of options to purchase stock of the Company outside the ESPP. The purchase price for the stock is not less than 85% of its fair market value at the beginning of the offering period and is set by the Board of Directors or a committee thereof. Employees of the Company on October 1 of the year in which an offering is made who are customarily employed by the Company for at least 20 hours per week on a regular basis are eligible to participate in the ESPP.

     During 1999, no executive officers listed in the Summary Compensation Table participated in the ESPP.

     During 1999, 4 employees purchased 210 shares at $8.25 per share. 428 employees currently have outstanding subscriptions to purchase 9,334 shares at $7.50 per share.

PERFORMANCE GRAPH

     The following line graph compares cumulative five-year shareholder returns
(1) among the Company's Common Stock, the University of Chicago's Center for Research in Securities Prices ("CRSP") Total Return Index for The NASDAQ Stock Market, and the CRSP NASDAQ Trucking & Transportation Stocks Index:

                                                  NASDAQ COMPOSITE (US          NASDAQ TRUCKING &       KLLM TRANSPORT SERVICES,
                                                          ONLY)                  TRANSPORTATION                   INC.
                                                  --------------------          -----------------       ------------------------
1994                                                      100.0                       100.0                      100.0
1995                                                      141.4                       116.6                       71.5
1996                                                      174.0                       128.7                       63.8
1997                                                      213.1                       165.4                       86.8
1998                                                      300.3                       148.8                       50.2
1999                                                      542.6                       158.9                       32.3

---------------

(1) Assumes $100.00 invested on December 31, 1994 and reinvestment of all dividends.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except that a Form 4 transaction for Mr. James Sorrels was reported on Form 5 and a Form 4 transaction for Mrs. Wynne Liles Appleton was reported on Form 5.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP independent public accountants, to act as auditors for the fiscal year ending December 29, 2000. Ernst & Young LLP have audited the accounts of the Company since 1986. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received by the Company no later than December 31, 2000, to be included in the Company's proxy materials for the 2001 Annual Meeting. Shareholder proposals should be addressed to: KLLM Transport Services, Inc., Post Office Box 6098, Jackson, Mississippi 39288, Attention Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 2000 meeting.

     Shareholders who wish to present any business at the 2001 Annual Meeting are required to notify the Corporate Secretary of their intent no later than March 16, 2001. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the proxy materials (see above), nor does it apply to questions a shareholder may wish to ask at the meeting.

     The Company retains discretion to vote proxies it receives with respect to proposals received after March 16, 2001. The Company retains discretion to vote proxies it receives with respect to proposals received on or prior to March 16, 2001, provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion, and
(ii) the proponent does not issue a proxy statement.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.

                         KLLM TRANSPORT SERVICES, INC.

       THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS

         The undersigned hereby appoints Jack Liles and Steven L. Dutro, or either of them, as proxies, with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated, all the shares of Common Stock of KLLM Transport Services, Inc. (the "Company"), held of record by the undersigned on April 7, 2000, at the Annual Meeting of Stockholders of KLLM Transport Services, Inc., to be held on Friday, May 26, 2000, in the 4th Floor Board Room at AmSouth Plaza (formerly Deposit Guaranty Plaza): 210 East Capitol Street, Jackson, MS 39201 at 10:00 A.M. and at any adjournments thereof, with all powers the undersigned would possess if personally present.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE PROPOSALS SOLICITED.


                 (Continued and to be signed on reverse side.)

                         KLLM TRANSPORT SERVICES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER, USING DARK PEN ONLY: [ ]

1. Election of Directors                            For Withhold For All  2. Ratification of the        For   Against   Abstain
   Nominations                                      All    All  (Except)  selection of Ernst & Young    [ ]     [ ]       [ ]
      01  Jack Liles          02  David L. Metzler  [ ]    [ ]     [ ]    as the Company's
      03  Walter P. Neely     04  Leland R. Speed                         independent auditors
      05  James L. Young

----------------------------------------
  (Write nomination(s) excepted above)


THIS SPACE RESERVED FOR ADDRESSING
     (key lines do not print)

                                                                          3. In their discretion, the proxies are
                                                                          authorized to vote upon such other business
                                                                          as may properly come before the meeting and
                                                                          any adjournments thereof. If a nominee for
                                                                          director is unable to serve or, for good
                                                                          cause, will not serve as director, the
                    THIS SPACE RESERVED FOR ADDRESSING                    proxies may vote for any person for
                         (key lines do not print)                         director in their discretion.

                                                                          The undersigned hereby revokes any proxy
                                                                          heretofore given by the undersigned to vote
                                                                          at the Annual Meeting. This proxy may be
                                                                          revoked prior to its exercise, either in
                                                                          person or in writing



                                                                          ---------------------------------------------
                                                                          Signature                             (Seal)



                                                                          ---------------------------------------------
                                                                          Signature if held jointly             (Seal)



                                                                          ---------------------------------------------
                                                                          (Date)


Sign your name exactly as it appears on the label. When signing as an attorney, executor administrator, trustee, or guardian, please state full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When shares are held jointly, both stockholders must sign this proxy.

------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                   USING THE ENCLOSED POSTAGE-PAID ENVELOPE.